Exhibit 10.2

DAYFORCE, INC.
GLOBAL EMPLOYEE STOCK PURCHASE PLAN

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DAYFORCE, INC.
GLOBAL EMPLOYEE STOCK PURCHASE PLAN

As amended as of July 31, 2025

SECTION 1
1.1
Purpose. The Dayforce, Inc. Global Employee Stock Purchase Plan (the "GESPP") provides Eligible Employees an opportunity to become an owner of Dayforce, Inc. (the "Company") and play a role in our future. The Company intends for the GESPP to have two components: a component that is intended to qualify as an "employee stock purchase plan" under Code Section 423 (the "Code Section 423 Component"), and a component that is not intended to qualify as an "employee stock purchase plan" under Code Section 423 (the "Non‑Code Section 423 Component"). The provisions of the Code Section 423 Component shall be construed so as to extend and limit participation in a uniform and non‑discriminatory basis consistent with the requirements of Code Section 423. A right to purchase shares of Common Stock under the Non‑Code Section 423 Component shall be effectuated via separate offerings under one or more sub‑plans of the Non‑Code Section 423 Component of the GESPP for Employees of Participating Non‑423 Subsidiaries in countries outside of the United States in order to achieve tax, employment, securities law or other purposes and objectives, and to conform the terms of the sub‑plans with the laws and requirements of such countries. Except as otherwise provided herein or in the applicable sub‑plan, the Non‑Code Section 423 Component of the GESPP shall be operated and administered in the same manner as the Code Section 423 Component.
1.2
Term of the GESPP; Stockholder Approval. The GESPP shall commence operation on the Effective Date and shall continue in effect through the tenth (10th) anniversary of the Effective Date, unless terminated sooner under Section 12.1. Notwithstanding anything to the contrary contained herein, an Offering Period may commence after the Board has adopted the GESPP but prior to the Company's stockholders approving the GESPP; provided, that any Purchase Rights granted pursuant to such Offering Period shall be contingent upon receipt of the approval of the GESPP by Company stockholders within 12 months of the date the Board adopted the GESPP. If Company stockholders do not approve the GESPP, all Contributions made under the GESPP for the applicable Offering Period shall be refunded to Participants, without interest, as soon as reasonably practicable and no shares of Common Stock shall be issued under the GESPP.
SECTION 2

DEFINITIONS
2.1
Definitions.

Any term not expressly defined in the GESPP shall have the same definition as set forth in Code Section 423. Whenever the following words and phrases are used in the GESPP, they shall have the respective meanings set forth below:

(a)
"Acquiring Company" means, in the event of a Change of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be.
(b)
"Act" means the Securities Exchange Act of 1934, as amended from time to time.

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(c)
"Affiliate" means each of the following: (i) any Subsidiary; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that directly or indirectly controls fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (iv) any other entity in which the Company has, either directly or indirectly, a material equity interest and that is designated as an "Affiliate" by resolution of the Board.
(d)
“Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether U.S. or non-U.S. federal, state or local; and (c) rules of any securities exchange or automated quotation system on which the shares of Common Stock are listed, quoted or traded.
(e)
"Board" means the Board of Directors of the Company.
(f)
"Change of Control" means "Change of Control" as defined in the Dayforce, Inc. 2018 Equity Incentive Plan, as amended and restated, or any successor plan that the Company may establish.
(g)
"Code" means the United States Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
(h)
"Code Section 423 Component" means the Offerings under the GESPP that are intended to meet the requirements of Code Section 423(b).
(i)
"Committee" means the Compensation Committee of the Board or another committee of the Board duly appointed to administer the GESPP and having such powers as shall be specified by the Board as described in Section 9.
(j)
"Common Stock" means the common stock, $0.01 par value per share, of the Company.
(k)
"Company" means Dayforce, Inc., a Delaware corporation.
(l)
"Compensation" means, with respect to each payroll period in any Purchase Period, the actual gross wages or salary paid to a Participant for services at the Participant's base rate of pay prior to any salary reductions, along with holiday pay and other eligible approved paid time away from work, but excluding overtime pay and any other amounts of pay or other allowances.
(m)
"Contributions" means the payroll deductions and such other amounts contributed to the GESPP via cash, check, wire transfer or other means for the purpose of purchasing shares of Common Stock under the GESPP, as determined by the Committee.
(n)
"Effective Date" means the earlier of (i) the date on which the Board approves and adopts the GESPP, and (ii) the date on which the Company's stockholders approve the GESPP.

(o)
"Eligible Employee" means a person who, prior to the start of the Enrollment Period for an applicable Purchase Period, is an Employee of the Company, a Participating Code Section 423 Subsidiary or a Participating Non‑Code Section 423 Subsidiary.
(p)
"Employee" means a person treated as an employee of the Company or a Participating Code Section 423 Subsidiary for purposes of the Code Section 423 Component of the GESPP or, for Participating Non‑Code Section 423 Subsidiaries offering participation in the Non‑Code Section 423 Component of the GESPP, persons treated as an employee as determined under local laws, rules and regulations. For purposes of the GESPP, a Participant shall cease to be an Employee either upon an actual termination of employment or upon the company employing the employee ceasing to be a Participating Code Section 423 Subsidiary or a Participating Non‑Code Section 423 Subsidiary. For purposes of the GESPP, an individual shall not cease to be an Employee while such individual is on military leave, sick leave, statutory leave (as determined under local law) or another bona fide leave of absence approved by the Company. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's participation in or other rights, if any, under the GESPP as of the time of the Committee's determination, all such determinations by the Committee shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.
(q)
"Enrollment Agreement" means an agreement in such written or electronic form as specified by the Committee, stating an Eligible Employee's election to participate in the GESPP and authorizing Contributions from the Eligible Employee's Compensation.
(r)
"Enrollment Period" means, unless otherwise specified by the Committee, the period commencing on the first (1st) day of the month preceding each Purchase Period, and ending on the fifteenth (15th) day of the month preceding each Purchase Period.
(s)
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.
(t)
"Fair Market Value" means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder or by the rules of the TSX, the closing price for a share of Common Stock as reported on the NYSE for the applicable date, or, if no sales of Common Stock were reported on the NYSE for such date, the closing price for a share of Common Stock on the NYSE for the immediately preceding Trading Day on which sales of shares Common Stock were reported on the NYSE. If the shares of Common Stock are no longer listed or is no longer actively traded on the NYSE as of the applicable date, the Fair Market Value of the share of Common Stock shall be the value as reasonably determined by the Committee in its sole discretion for purposes of the GESPP.
(u)
"GESPP" means the Dayforce, Inc. Global Employee Stock Purchase Plan, which includes both the Code Section 423 Component and the Non‑Code Section 423 Component, as amended from time to time.
(v)
"GESPP Administrator" means each individual designated by the Committee to receive Enrollment Agreements, withdrawal notices and other communications from Eligible

Employees. The GESPP Administrator shall also include any third‑party vendor hired by the Company to assist with the day‑to‑day operation and administration of the GESPP.
(w)
"Non‑Code Section 423 Component" means the Offerings under the GESPP that are not intended to meet the requirements of Code Section 423(b).
(x)
"NYSE" means the New York Stock Exchange.
(y)
"Offering" means the Company's grant of a Purchase Right as described in Section 5.
(z)
"Offering Date" means the first Trading Day of each Offering Period.
(aa)
"Offering Period" means, unless otherwise specified by the Committee, each calendar year commencing on January 1 and concluding on December 31.
(bb)
"Participant" means an Eligible Employee who has elected to participate in the GESPP by submitting an Enrollment Agreement as provided in Section 3.2.
(cc)
"Participating Code Section 423 Subsidiary" means any Subsidiary designated by the Committee, in its sole and absolute discretion, as a company that may offer participation in the Code Section 423 Component of the GESPP to its Eligible Employees. The Committee shall have the sole and absolute discretion to determine from time to time when and if a Subsidiary shall be classified as a Participating Code Section 423 Subsidiary.
(dd)
"Participating NonCode Section 423 Subsidiary" means any Subsidiary or Affiliate designated by the Committee, in its sole and absolute discretion, as a company that may offer participation in the NonCode Section 423 Component of the GESPP to its Eligible Employees. The Committee shall have the sole and absolute discretion to determine from time to time when and if a Subsidiary shall be classified as a Participating NonCode Section 423 Subsidiary.
(ee)
"Purchase Date" means the last Trading Day of each Purchase Period.
(ff)
"Purchase Period" means, unless otherwise specified by the Committee, each calendar quarter during an Offering Period commencing on January 1, April 1, July 1 and October 1 of each year; provided, the initial Purchase Period under the GESPP shall commence on January 1, 2019 and conclude on June 30, 2019.
(gg)
"Purchase Price" means the price at which a share of Common Stock may be purchased under the GESPP, as established from time to time by the Committee and subject to the rules of the NYSE and the TSX, as applicable. For the first Offering Period and all subsequent Offering Periods unless otherwise established by the Committee, the "Purchase Price" shall mean the lower of (i) 85% of the Fair Market Value of a share of Common Stock on the Offering Date, and (ii) 85% of the Fair Market Value of a share of Common Stock on the Purchase Date, as adjusted from time to time in accordance with Section 8.1 and provided that the Purchase Price shall not be less than the par value of the shares of Common Stock.
(hh)
"Purchase Right" means an option granted to a Participant pursuant to the GESPP to purchase shares of Common Stock as provided in Section 5, which the Participant may or may not exercise during the Offering Period.

(ii)
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.
(jj)
"Subsidiary" means a present or future subsidiary corporation of the Company within the meaning of Code Section 424(f).
(kk)
"Trading Day" means a day on which the NYSE or the TSX, as applicable, is open for trading.
(ll)
"TSX" means the Toronto Stock Exchange.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the GESPP. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

SECTION 3

ELIGIBILITY AND PARTICIPATION
3.1
Eligibility. An Employee may elect to participate in the GESPP as of the first Purchase Period on which such person becomes an Eligible Employee by complying with the enrollment procedures set forth in Section 3.2.
3.2
Participation.
(a)
An Eligible Employee shall become a Participant by submitting a properly completed Enrollment Agreement to the GESPP Administrator. The Committee shall establish enrollment procedures for the submission of such Enrollment Agreements to the GESPP Administrator using written and/or electronic election forms and shall communicate such procedures to all Eligible Employees. An Eligible Employee who does not timely submit a properly completed Enrollment Agreement to the GESPP Administrator during an Enrollment Period for that Purchase Period shall not participate in the GESPP for that Purchase Period, but shall be eligible to elect to participate in the GESPP for any subsequent Purchase Period by timely submitting a properly completed Enrollment Agreement to the GESPP Administrator during an Enrollment Period for any future Purchase Period.
(b)
A Participant may deliver to the GESPP Administrator a new Enrollment Agreement for each Purchase Period in accordance with the procedures established in Section 4.
(c)
Subject to the limitation set forth in Section 5.3, a Participant who (i) has elected to participate in the GESPP pursuant to Section 3.2(a) for a Purchase Period, and (ii) takes no action to change or revoke such election (in accordance with such procedures as established by the Company) by the fifteenth (15th ) calendar day of the month preceding the start of the subsequent Purchase Period, shall be deemed to have made the same election to participate in the GESPP, including the same Contribution authorization, for each subsequent Purchase Period. A Participant who is automatically enrolled in the GESPP for a Purchase Period pursuant to the preceding sentence shall not be required to deliver an additional Enrollment Agreement to the GESPP Administrator for the subsequent Purchase Period.

3.3
Termination of Employment or Loss of Eligibility.
(a)
In the event that the employment of a Participant is terminated prior to a Purchase Date for any reason, including resignation, termination with or without case, or by way of retirement, disability or death, or in the event a Participant is no longer an Eligible Employee, the Participant's participation in the GESPP shall terminate immediately and thereupon, automatically and without any further act on his or her part, such Participant's Contribution authorization shall terminate. Contributions credited to the Participant's Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative. For Participants employed in the United States by the Company or a Participating Code Section 423 Subsidiary; however, the Committee may, in its sole discretion, permit such Participants to make a beneficiary designation in relation to the Participant's interests under the GESPP in such manner and at such times as determined by the Committee. Interest shall not be paid on Contributions returned unless otherwise required under applicable law. Further, all of the Participant's rights under the GESPP shall terminate.
(b)
A Participant whose participation in the GESPP has been terminated may become eligible to participate in the GESPP for any subsequent Purchase Period by again satisfying the requirements of Sections 3.1 and 3.2.
3.4
Voluntary Withdrawal from the GESPP.

A Participant may withdraw from the GESPP at any time and receive a refund of all Contributions credited to his or her Plan account that have not been applied toward the purchase of shares of Common Stock by submitting a withdrawal election to the GESPP Administrator in accordance with such procedures as established by the Company, provided such withdrawal election is submitted to the GESPP Administrator no later than the fifteenth (15th) day of the month in which the applicable Purchase Date falls. The Contributions of a Participant who has withdrawn from the GESPP shall be returned to the Participant, without interest, as soon as practicable after the withdrawal and may not be applied to the purchase of shares of Common Stock in any other Offering under the GESPP. A Participant who withdraws from the GESPP shall be prohibited from resuming participation in the GESPP for the same Offering Period, but may participate in any subsequent Offering Period by satisfying Sections 3.1 and 3.2. The Committee may from time to time establish or change limitations on the frequency of withdrawals permitted under this Section 3.4, establish a minimum amount that must be retained in the Participant's Plan account, or terminate the withdrawal right provided by this Section 3.4.

SECTION 4

CONTRIBUTIONS AND PARTICIPANT ACCOUNTS
4.1
Contributions.
(a)
An Eligible Employee who elects to enroll in the GESPP as a Participant shall designate in the Enrollment Agreement a whole percentage from one percent (1%) to ten percent (10%) of his or her Compensation to be deducted via payroll deductions each payroll period during the Purchase Period and paid into the GESPP for his or her Participant account not to exceed the maximum amount allowed under the terms of the GESPP. Notwithstanding the foregoing, the Committee may change the limits on payroll deductions effective as of any future Offering Date.

(b)
Shares of Common Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only from Participant's Contributions accumulated during the Purchase Period for which such Purchase Right was granted. If payroll deductions are prohibited or otherwise problematic under applicable local law (as determined by the Committee in its discretion), the Committee may permit Participants to contribute to the GESPP by such other means as determined by the Committee.
(c)
The Committee may, in its sole discretion, permit additional lump sum contributions on a periodic basis during the Offering Period in a form and manner as determined by the Committee; provided, the amount of any additional lump sum contributions made by a Participant, when combined with other Participant Contributions, shall not exceed the maximum amount allowed under the terms of the GESPP.
(d)
The Committee shall establish such procedures, conditions and limitations for purposes of effectuating the foregoing, in its discretion; provided that for purposes of Participants participating in the Code Section 423 Component, such procedures, conditions and limitations will be applied in a uniform and non‑discriminatory basis.
(e)
Payroll deductions shall commence on the first payday following the Offering Date and shall continue through the end of each Offering Period, unless as otherwise provided herein.
(f)
Interest shall not be paid on a Participant's Contributions unless required under applicable law.
(g)
A Participant may not increase, but may elect to decrease the rate of Contributions once during each Purchase Period by submitting an amended Enrollment Agreement authorizing such change to the GESPP Administrator in accordance with such procedures established by the Committee no later than the fifteenth (15th) day of the month in which the applicable Purchase Date falls, and such change shall become effective as soon as reasonably practicable. For the sake of clarity, a Participant who elects to decrease the rate of Contributions to zero percent (0%) during a Purchase Period shall not be treated as being withdrawn from the GESPP pursuant to the terms of Section 3.4.
(h)
The Committee may, in its sole discretion, suspend a Participant's Contributions under the GESPP as the Committee deems advisable pursuant to the limitation described in Section 5.3. If the Committee suspends a Participant's Contributions under this provision, the Participant may participate in future Offering Periods by satisfying the requirements of Sections 3.1 and 3.2.
4.2
Participant Accounts. Individual bookkeeping accounts shall be maintained for each Participant. All Contributions to the GESPP by or on behalf of a Participant shall be credited to such Participant's Plan account and shall be deposited with the general funds of the Company. All

Contributions to the GESPP by or on behalf of a Participant may be used by the Company for any corporate purpose.
SECTION 5

GRANT OF PURCHASE RIGHT
5.1
General. On each Offering Date, the Company shall grant to each Participant a Purchase Right under the GESPP to purchase shares of Common Stock. Each Purchase Right shall be treated as an option for purposes of Code Section 423.
5.2
Term of Purchase Right. Each Purchase Right shall have a term equal to the length of the Offering Period to which the Purchase Right relates.
5.3
Number of Shares of Common Stock Subject to Purchase Right.
(a)
On the Offering Date of each Offering Period, each Participant shall be granted a Purchase Right to purchase up to a maximum number of shares of Common Stock determined by dividing such Participant's Contributions accumulated during the Offering Period by the applicable Fair Market Value of a share of Common Stock on the Offering Date; provided, however, that in no event will a Participant be permitted to purchase more than Twenty‑Five Thousand U.S. Dollars ($25,000) worth of shares of Common Stock, subject to adjustment pursuant to Section 8, for each calendar year during which such Purchase Right is outstanding. The purchase of shares of Common Stock pursuant to the Purchase Right shall occur as provided in Section 6, unless the Participant has withdrawn pursuant to Section 3. Each Purchase Right shall expire on the last business day of the Offering Period.
(b)
In connection with each Offering Period made under the GESPP, no more than 500,000 (five hundred thousand) aggregate shares of Common Stock may be purchased by all Participants pursuant to such Offering Period. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering Period exceeds 500,000 (five hundred thousand) shares, then, in the absence of any Committee action otherwise, a pro rata (based on each Participant's accumulated Contributions for such Offering Period) allocation of the shares of Common Stock available will be made in as nearly a uniform manner as will be practicable and equitable. Thereafter, any cash balance remaining in each Participant's Plan account shall be refunded, without interest, to each Participant as soon as practicable after such Offering ends.
5.4
Limitation under Code Section 423(b)(8). Notwithstanding any provision in the GESPP to the contrary, no Participant shall be granted a Purchase Right under the Code Section 423 Component of the GESPP to the extent that it permits his or her right to purchase shares of Common Stock under the GESPP to accrue at a rate which, when aggregated with such Participant's rights to purchase shares under all other employee stock purchase plans of a Participating Code Section 423 Subsidiary intended to meet the requirements of Code Section 423, exceeds Twenty‑Five Thousand U.S. Dollars ($25,000) in Fair Market Value of shares of Common Stock (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. Any Contributions in excess of the amount specified in the foregoing sentence shall be returned to the Participant as soon as administratively practicable following the next Purchase Date.
5.5
No Assignment. A Purchase Right granted under the GESPP shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. The Committee shall not recognize and shall be under no duty to recognize any assignment or purported assignment by a Participant of a Purchase Right or any rights granted under the GESPP.
5.6
Rights As Stockholder and Employee. With respect to shares of Common Stock subject to an Offering, a Participant shall not be deemed to be a stockholder and shall not have any rights or privileges of a stockholder by virtue of the Participant's participation in the GESPP until such Purchase Right has been exercised and the Company either has issued a stock certificate for such shares, transferred the shares electronically or made a book entry in favor of the Participant representing such shares. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 8.1. Nothing herein shall confer upon a Participant any right to continue in the employ of a Participating Code Section 423 Subsidiary or a Participating Non‑Code Section 423 Subsidiary, or interfere in any way with any right of a Participating Code Section 423 Subsidiary or a Participating Non‑Code Section 423 Subsidiary to terminate the Participant's employment at any time, except as otherwise provided under applicable law.
5.7
Notices. All notices or other communications by a Participant to the Board, the Committee and/or Company under or in connection with the GESPP shall be deemed to have been duly given when received by the respective party.
SECTION 6

EXERCISE OF PURCHASE RIGHT
6.1
Exercise of Purchase Right. The Purchase Right for each Participant automatically shall be exercised on each Purchase Date and such Participant automatically shall acquire the number of whole shares of Common Stock determined by dividing (i) the total amount of the Participant's Contributions accumulated in his or her Plan account during the Purchase Period, by (ii) the Purchase Price, to the extent the issuance of Common Stock to such Participant upon such exercise is lawful. However, in no event shall the number of shares of Common Stock purchased by the Participant during an Offering Period exceed the number of shares of Common Stock subject to the Participant's Purchase Right, as determined under Section 5.3 above. No fractional shares of Common Stock shall be purchased under the GESPP. Any cash balance remaining in a Participant's Plan account that is insufficient to purchase a whole share of Common Stock shall be retained in the Participant's Plan account for the purchase of shares of Common Stock during the subsequent Purchase Period. Notwithstanding the foregoing, the Committee may establish alternative means for treating amounts remaining in Participant accounts following any Purchase Date to the extent consistent with applicable law.
6.2
Oversubscription. In the event, with respect to any Offering hereunder, that the number of whole shares of Common Stock that might be purchased by all Participants in the GESPP on a Purchase Date exceeds the number of shares of Common Stock available in the GESPP as provided in Section 7.1, the Committee shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Committee shall determine to be equitable. Thereafter, any cash balance remaining in each Participant's Plan account shall be refunded, without interest, to each Participant as soon as practicable after such Offering ends.
6.3
Delivery of Shares of Common Stock. As soon as practicable after each Purchase Date, the Company shall arrange for the delivery of the shares of Common Stock acquired by the Participant on such Purchase Date in such manner as may be designated by the Company or the GESPP Administrator, including via (a) the issuance of stock certificates, (b) the transfer of such shares electronically to a broker that holds such shares in street name for the benefit of the Participant or the Company, or (c) the making of a book entry in favor of the Participant representing such shares of Common Stock. Shares of Common Stock to be delivered to a Participant under the GESPP shall be registered and/or recorded in the name of the Participant.
6.4
Tax Withholding. At the time a Participant's Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Common Stock he or she acquires under the GESPP, the Participant shall make adequate provision for the federal, state, local and non‑U.S. tax withholding obligations of the Company, a Participating Code Section 423 Subsidiary or a Participating Non‑Code Section 423 Subsidiary that arise upon exercise of the Purchase Right or upon such disposition of shares, if any, in accordance with such procedures and withholding methods as may be established by the Committee or as may be otherwise required by applicable law, as determined by the Committee in its sole discretion. The Company, a Participating Code Section 423 Subsidiary or a Participating Non‑Code Section 423 Subsidiary may, but shall not be obligated to, withhold from any compensation or other amounts payable to the Participant the amount necessary to meet such withholding obligations. Notwithstanding the foregoing, the withholding obligations for any tax‑related for Participants who are Section 16 officers of the Company under the U.S. Securities and Exchange Act of 1934, as amended, shall be satisfied by withholding in shares of Common Stock to be issued upon purchase under the GESPP.
6.5
Expiration of Purchase Right. Any portion of a Participant's Purchase Right remaining unexercised at the end of the Purchase Period to which the Purchase Right relates shall expire immediately upon the end of such Purchase Period.
6.6
Reports to Participants. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant's Plan account setting forth the total Contributions accumulated prior to such exercise, the number of shares of Common Stock purchased, the Purchase Price for such shares of Common Stock, the Purchase Date and the cash balance, if any, remaining immediately after such purchase that is to be retained in the Participant's Plan pursuant to Section 6.1. The report may be delivered in such form and manner, including by electronic means, as the Company may determine.
6.7
Notification of Sale of Shares of Common Stock. Each Participant shall give the Company, the Committee and/or the GESPP Administrator prompt notice of any disposition of Common Stock acquired pursuant to the Purchase Rights granted under the GESPP in accordance with such procedures as may be established by the Committee. The Committee may require that until such time as a Participant disposes of shares of Common Stock acquired pursuant to Purchase Rights granted under the GESPP, the Participant shall hold all such shares of Common Stock in the Participant's name and with the GESPP Administrator until the lapse of any time period(s) established by the Committee. The Committee may direct that the certificates evidencing shares of

Common Stock acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.
6.8
Clawback/Recoupment Policy

. Notwithstanding anything contained herein to the contrary, all shares of Common Stock acquired pursuant to the GESPP shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant.

SECTION 7

SHARES OF COMMON STOCK SUBJECT TO PLAN
7.1
Shares of Common Stock Subject to the GESPP. The maximum aggregate number of shares of Common Stock that may be issued under the GESPP shall be 2,500,000 (two million five hundred thousand) shares, subject to adjustment in accordance with Section 8. For the sake of clarity, the aggregate share limitation set forth herein may be used to satisfy the purchase of shares of Common Stock under either the Code Section 423 Component of the GESPP or the Non‑Code Section 423 Component of the GESPP. Shares of Common Stock issued under the GESPP may consist of authorized but unissued shares, reacquired shares (treasury shares), or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Common Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the GESPP.
7.2
Legends. The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the GESPP on some or all of the certificates representing shares of Common Stock issued under the GESPP. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of Common Stock acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section.
7.3
Securities Laws. The Company shall not be obligated to issue any shares of Common Stock pursuant to any offering under the GESPP at any time when the offer, issuance, or sale of shares covered by such Offering (i) has not been registered under the Securities Act of 1933, as amended, or does not comply with such other federal, state or non‑U.S. laws, rules or regulations, or the requirements of any stock exchange upon which the shares of Common Stock may then be listed, as the Company or the Board deems applicable, and (ii) in the opinion of legal counsel for the Company, there is no exemption from the requirements of such laws, rules, regulations, or requirements available for the offer, issuance, and sale of such shares of Common Stock. Further, all shares of Common Stock acquired pursuant to the GESPP shall be subject to the Company's policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time. The issuance of shares of Common Stock under the GESPP shall be subject to compliance with all applicable requirements of federal, state or non‑U.S. laws, rules or regulations or the requirements of any stock exchange upon which the shares of Common Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares of Common Stock under the GESPP shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Common Stock as to which such requisite authority shall not have been obtained. As a condition to the exercise of a

Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.
SECTION 8

RECAPITALIZATION, REOGRANIZATION AND CHANGE OF CONTROL
8.1
Adjustments for Changes in Shares of Common Stock. In the event of any stock dividend, extraordinary cash dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company's domicile), sale of assets, spin‑off or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares of Common Stock subject to the GESPP and each Purchase Right, and/or in the Purchase Price. If a majority of the shares of Common Stock which are of the same class as the shares of Common Stock that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change of Control as described in Section 8.2) shares of another corporation, the Committee may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are exercisable for new shares of such other corporation. In the event of any such amendment, the number of shares of Common Stock subject to, and the Purchase Price of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner, as determined by the Committee, in its sole discretion. In no event may the Purchase Price be decreased to an amount less than the par value, if any, of the shares of Common Stock subject to the Purchase Right. Subject to applicable laws, rules or regulations or the requirements of any stock exchange upon which the shares of Common Stock may then be listed, the adjustments determined by the Committee pursuant to this Section 8.1 shall be final, binding and conclusive.
8.2
Change of Control. In the event of a Change of Control, the Acquiring Company may assume the Company's rights and obligations under the GESPP. If the Acquiring Company elects not to assume the Company's rights and obligations under outstanding Purchase Rights, the Purchase Date of the then current Offering Period shall be accelerated to a date before the date of the Change of Control specified by the Committee, but the number of shares of Common Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights that are neither assumed by the Acquiring Company in connection with the Change of Control nor exercised as of the date of the Change of Control shall terminate and cease to be outstanding effective as of the date of the Change of Control.
SECTION 9

PLAN ADMINISTRATION
9.1
Administration by the Committee. The GESPP shall be administered by the Committee. All questions regarding the GESPP, including (but not limited to) (a) the interpretation of the GESPP, any form of agreement or other document employed by the Company in the administration of the GESPP, (b) any Purchase Right granted under the GESPP, and (c) the correction of any errors arising under the GESPP shall be determined by the Committee and shall be final and binding upon all persons having an interest in the GESPP or the Purchase Right. Subject to the provisions of the GESPP, the Committee shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the GESPP; provided, however, that all Participants granted Purchase Rights pursuant to the Code Section 423 Component of the GESPP shall have the same rights and privileges within the meaning of Code Section 423(b)(5). The Committee may assign any of its administrative tasks set forth herein to the GESPP Administrator, except that the Committee may not delegate the task of designating Participating Code Section 423 Subsidiaries under the Code Section 423 Component of the GESPP or Participating Non‑Code Section 423 Subsidiaries under the Non‑Code Section 423 Component of the GESPP, or its authority to make adjustments pursuant to Section 8.1. All expenses incurred in connection with the administration of the GESPP shall be paid by the Company.
9.2
Authority of Officers. Any authorized officer of the Company at the level of Vice President or above shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein. In addition, the Board and/or the Committee may delegate authority to any authorized officer of the Company at the level of Vice President or above to act on its behalf with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Board and/or the Committee, to the extent permitted under Applicable Law.
9.3
Policies and Procedures Established by the Committee. The Committee may, from time to time, consistent with the GESPP and the requirements of Code Section 423, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the Code Section 423 Component of the GESPP, including, without limitation, (i) a minimum Contribution amount required for participation in an Offering, (ii) a limitation on the frequency or number of changes permitted in the rate of Contributions during an Offering, (iii) an exchange ratio applicable to amounts withheld in a currency other than United States dollars, (iv) a supplemental payment or Contributions greater than or less than the amount designated by a Participant in order to adjust for the Company's delay or mistake in processing an Enrollment Agreement or in otherwise effecting a Participant's election under the GESPP or as advisable to comply with the requirements of Code Section 423, and (v) a determination of the date and manner by which the Fair Market Value of a share of Common Stock is determined for purposes of administration of the GESPP. Similarly, the Company may, from time to time, establish, change or terminate rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the Non‑Code Section 423 Component of the GESPP.
9.4
Non‑Code Section 423 Component for Participation Outside of the United States. Subject to applicable laws, rules or regulations or the requirements of any stock exchange upon which the shares of Common Stock may then be listed, the Committee may, in its sole discretion, establish sub‑plans under the Non‑Code Section 423 Component of the GESPP which do not satisfy the requirements of Code Section 423 for purposes of effectuating the participation of Eligible Employees employed by a Participating Non‑Code Section 423 Subsidiary located in countries outside of the United States. For purposes of the Non‑Code Section 423 Component, the Committee may establish one or more sub‑plans to: (a) amend or vary the terms of the Non‑Code Section 423 Component of the GESPP in order to conform such terms with the laws, rules and regulations of each country outside of the United States where the Participating Non‑Code Section 423 Subsidiary is located; (b) amend or vary the terms of the Non‑Code Section 423 Component of the GESPP in each country where the Participating Non‑Code Section 423 Subsidiary is located as it considers necessary or desirable to take into account or to mitigate or reduce the burden of taxation and social insurance contributions for Participants or the Participating Non‑Code Section 423 Subsidiary, or (c) amend or vary the terms of the Non‑Code Section 423 Component of the GESPP in each country where the Participating Non‑Code Section 423 Subsidiary is located as it considers necessary or desirable to meet the goals and objectives of the Non‑Code Section 423 Component of the GESPP. Each sub‑plan established pursuant to this Section 9.4 shall be reflected in a written appendix to the Non‑Code Section 423 Component of the GESPP for each Participating Affiliate in such country, and shall be treated as being separate and independent from Code Section 423 Component of the GESPP; provided, the total number of shares of Common Stock authorized to be issued under the GESPP shall include any shares of Common Stock issued under the Non‑Code Section 423 Component of the GESPP (including each sub‑plan). To the extent permitted under Applicable Law, the Committee may delegate its authority and responsibilities under this Section 9.4 to an appropriate sub‑committee consisting of one or more officers of the Company.
SECTION 10

CODE SECTION 409A TAX QUALIFICATION
10.1
Code Section 409A. Purchase Rights granted under the GESPP are exempt from the application of Code Section 409A. In furtherance of the foregoing and notwithstanding any provision in the GESPP to the contrary, if the Committee determines that a Purchase Right granted under the GESPP may be subject to Code Section 409A or that any provision in the GESPP would cause a Purchase Right under the GESPP to be subject to Code Section 409A, the Committee may amend the terms of the GESPP and/or of an outstanding Purchase Right granted under the GESPP, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant's consent, to exempt any outstanding Purchase Rights that may be granted under the GESPP from or to allow any such Purchase Rights to comply with Code Section 409A, but only to the extent any such amendments or action by the Committee would not violate Code Section 409A. Notwithstanding the foregoing, to the fullest extent permitted by Applicable Law, the Company will have no liability to a Participant or any other party if the Purchase Right under the GESPP that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Committee with respect thereto. The Company makes no representation that the right to purchase shares of Common Stock under the GESPP is compliant with Code Section 409A.
10.2
Tax Qualification. Although the Company may endeavor to (i) qualify a Purchase Right for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Code Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in the GESPP. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participant's under the GESPP.
SECTION 11

INDEMNIFICATION

To the fullest extent permitted by Applicable Law and the Company’s certificate of incorporation, bylaws and other governing documents, in addition to such other rights of indemnification as they may have as members of a committee or officers or employees of a Participating Code Section 423 Subsidiary or a Participating Non‑Code Section 423 Subsidiary, the Committee, the Board and any persons to whom authority to act for the Committee, the Board, or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the GESPP, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) calendar days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

SECTION 12

PLAN AMENDMENT OR TERMINATION; MISCELLANEOUS
12.1
Termination. The Committee may terminate the GESPP at any time, except that such termination shall not affect Purchase Rights previously granted under the GESPP.
12.2
Amendment. Subject to applicable laws, rules or regulations or the requirements of any stock exchange upon which the shares of Common Stock may then be listed, the Board or the Committee may make such modification or amendment to the GESPP as it shall deem advisable; provided, however, that no amendment may materially adversely affect a Purchase Right previously granted under the GESPP (except to the extent permitted by the GESPP or as may be necessary to qualify the GESPP as an employee stock purchase plan pursuant to Code Section 423 or to obtain qualification or registration of the shares of Common Stock under applicable federal, state or non‑U.S. securities laws).

An amendment must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if (i) such amendment would authorize the sale of more shares of Common Stock than are authorized for issuance under the GESPP or (ii) would change the definition of the corporations or companies that may be designated by the Committee as Participating Code Section 423 Subsidiaries or Participating Non‑Code Section 423 Subsidiaries. In the event that the Board or the Committee approves an amendment to increase the number of shares of Common Stock authorized for issuance under the GESPP, the Board or Committee, as applicable and in its sole discretion, may specify that any such additional shares of Common Stock only may be issued pursuant to Purchase Rights granted after the date on which the stockholders of the Company approve such amendment, and such designation by the Board or Committee, as applicable, shall not be deemed to have adversely affected any Purchase Right granted prior to the date on which the stockholders approve the amendment.

12.3
Death. Unless otherwise provided in an Enrollment Agreement or procedures established by the Committee from time to time, in the event of the Participant's death, any accumulated Contributions not used to purchase shares of Common Stock shall be paid to and any shares of Common Stock credited to the deceased Participant's brokerage or Plan account shall be transferred to the Participant's heirs or estate as soon as reasonably practicable following the Participant's death in accordance with applicable law; provided, for Participants employed in the United States by the Company or a Participating Code Section 423 Subsidiary, the Committee may, in its sole discretion, permit such Participants to make a beneficiary designation in relation to the Participant's interests under the GESPP in such manner and at such times as determined by the Committee.
12.4
Transferability. Contributions credited to a Participant's Plan account and any rights with regard to the purchase of shares of Common Stock pursuant to a Purchase Right or to receive shares of Common Stock under the GESPP may not be assigned, alienated, pledged, attached, sold or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as otherwise provided in the GESPP) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the GESPP in accordance with Section 3.
12.5
Use of Funds. All Contributions received or held by the Company under the GESPP may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions except as may be required by applicable local law, as determined by the Committee, and if so required by the laws of a particular jurisdiction, shall apply to all Participants in the relevant Offering except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423‑2(f). Until shares of Common Stock are issued, Participants shall only have the rights of an unsecured creditor, although Participants in specified Offerings may have additional rights where required under local law, as determined by the Committee.
12.6
Severability. If any particular provision of the GESPP is found to be invalid or otherwise unenforceable, such determination shall not affect the other provisions of the GESPP and the GESPP shall be construed in all respects as if such invalid provision were omitted.
12.7
Governing Law and Jurisdiction. Except to the extent that provisions of the GESPP are governed by applicable provisions of the Code or any other substantive provision of federal law, the GESPP shall be construed in accordance with the laws of Delaware, without giving effect to the conflict of laws principles thereof. The jurisdiction and venue for any disputes arising under, or any action brought to enforce (or otherwise relating to) the GESPP shall be exclusively in the courts in the State of Minnesota, County of Hennepin, including the U.S. federal courts located therein (should federal jurisdiction exist).
12.8
Currency. Unless otherwise specified, all references to currency throughout the GESPP shall be to U.S. dollars.
12.9
Headings. Headings are given to the Sections and subsections of the GESPP solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the GESPP.

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